PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of

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information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        3

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Pinnacle Value Fund Semi-Annual Report                                                        June 30, 2018

Dear Fellow Shareholders,

Our Fund’s NAV rose 0.2% in the first half of 2018.  We ended the quarter at 44 positions with a weighted average market cap of $410 million, a dividend yield of 1.5% and a price to book value ratio of 100%.   Turnover continued low at 16% implying an average holding period of 6+ years.

Total Return YTD 2017 2016 2015 2014
Pinnacle Value Fund 0.2% (0.1)% 16.5% (6.0)% 4.8%
Russell 2000 7.7 14.6 21.4 (4.4) 4.9
S&P 500 2.6% 21.8% 12.0% 1.4% 13.7%

(all returns include dividend reinvestment.  Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Performance update

Some of you have asked why we didn’t do better in the first half.  Results can be tied to  three  factors:

1. Capital allocation (stock selection). This was a period when most of our larger positions moved sideways with the performance of the top contributors being offset by the top detractors. Despite our best efforts, sometimes this happens. The net performance of our Top 10 Positions was about breakeven.  As described later in this report, we harvested some of the contributor gains and reinvested the proceeds into some detractors which we still believe hold potential despite a lower share price.

2. The benchmark indices. The R2000 and S&P 500 benefitted in recent quarters from stocks we’re reluctant to invest in as deep value, small & micro-cap investors.  Recently we read a report stating that virtually all of the S&P 500’s first half performance was tied to 7 stocks- Facebook, Apple, Amazon, Netflix, Alphabet/google, Microsoft and Nvidia.  While popular with investors, these big cap technology firms are far beyond our investment mandate.  The R2000’s performance is driven largely by earnings momentum ideas where investors are buying shares based on growth expectations which may or may not be realized. Currently the markets favor growth/momentum over value/fundamentals. Like most of our value investor peers, we like earnings growth, we’re just not comfortable with current valuations.

3. Excess cash. Longtime shareholders know that we’ve held too much cash due to an absence of bargains in a rising market. This has penalized our results and until recently, cash earned practically nothing. However, interest rates are rising and the  yield on the one month T-bill now approximates the 1.8% S&P 500 yield. Investors think the Fed may raise rates four times (yes four) this year which might draw capital out of stocks and lead to lower stock prices. If this occurs we have lots of  “dry powder” to take advantage of  any opportunities a market dislocation may create.

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Portfolio Activity

As you might expect with the market near record levels, we did more selling than buying in the first half. Major sales included MVC Capital, Computer Task Group (CTG) and Ensco which were all sold at a profit. We sold MVC when we lost confidence in management after many years of patience. CTG announced a major acquisition and share repurchase which lifted the shares and provided an  opportunity to exit.  Offshore driller Ensco shares benefitted from higher oil prices and we trimmed our position.

Major portfolio additions included Dorian LPG, American National Insurance, First Acceptance, Gulf Island Fabrication and a couple of Sprott precious metals ETFs. Dorian LPG operates a fleet of LPG (liquid petroleum gas) tankers which transport butane, propane and other liquids to developing countries for heating, cooking and other purposes. American National Insurance offers life insurance and annuity products and should benefit from higher interest rates. First Acceptance and Gulf Island traded lower on disappointing news and, after speaking with management, we added to our position believing the negative news to be temporary. Finally, the Sprott precious metals ETFs were added as an inflation hedge should higher raw material costs and wage rates become more prominent.

Several positions contributed to first half performance. Seacor Marine (offshore supply vessels) and ERA Group (offshore helicopter services) both benefitted from the hope that higher energy  prices  may lead to a resumption of offshore drilling. Stage Stores, a collection of regional department stores with a significant presence in the energy patch (Texas, Louisiana, Oklahoma) benefitted from higher energy prices putting more disposable income in customers’ pockets. Finally, Powell Industries which makes power control rooms (an industrial size circuit breaker) announced they are seeing an uptick in orders and the share price rose.  Powell also pays a nice dividend so we have been paid while we wait.

Detractors to performance included Williams Industries, a provider of electricity infrastructure services which seems to be in the state of perpetual turnaround.  After solid progress in 2017, the pace slowed this year leading to investor doubts and a lower share price. Gulf Island Fabrication (GIF) announced the unexpected contract termination by a customer undergoing financial troubles. Fortunately, GIF has been winning other contract awards which should help minimize the impact of the one lost.  Finally, San Juan Royalty Trust is a natural gas royalty trust that’s been hurt by weak natural gas prices. We’re hopeful that a hot summer (so far) will spur natural gas demand (& prices) to generate electricity to power all those air conditioners leading to bigger royalty checks for San Juan and a higher share price.

By now you should have received your quarter end statement.  Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash when opportunities become available and are searching diligently for such opportunities.

John E. Deysher                                                                                         Pinnacle Value Fund

President & Portfolio Manager                                                                745 Fifth Ave.- 2400

212-605-7100                                                                                               New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        5

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TOP 10 POSITIONS	% net assets
1. SWK Holdings- life sciences finance	5.8%
2. ERA Group- helicopter services	5.7
3. Williams Industrial- electric infrastructure goods & services	4.3
4. Gulf Island Fabrication- marine goods & services	4.0
5. First Acceptance- non standard auto insurance	3.9
6. Permian Basin Royalty Trust	3.7
7. Kansas City Life- life insurance & annuities	2.9
8. Dorian LPG- fleet of liquid petroleum gas (LPG) tankers	2.8
9. Seacor Marine- offshore supply vessels	2.8
10. EMC Insurance- regional P&C insurer	2.4
Total	38.3%

YTD TOP 5 Contributors (realized & unrealized gains)
1. Seacor Marine	$827,200
2. ERA Group	504,100
3. Stage Stores	219,000
4. Computer Task Group	193,800
5. Powell Industries	174,500
Total	$1,918,600

YTD TOP 5 Detractors (realized & unrealized losses)
1. Williams Industries	$659,700
2. Gulf Island Fabrication	772,800
3. San Juan Royalty Trust	349,900
4. Christopher & Banks	332,900
5. SWK Holdings	270,400
Total	$2,385,700

SECURITY CLASSIFICATIONS
Government Money Market Funds	39.4%
Energy	23.2
Insurance	13.0
Industrial goods & services	7.7
Financial services	7.0
Closed end funds	5.3
Consumer goods & services	2.6
Real Estate	1.0
Banks & thrifts	0.8
Total	100.0%

PINNACLE VALUE FUND                                                                                                                                        6

BERTOLET CAPITAL TRUST

Schedule of Investments June 30, 2018 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Banks & Thrifts
3,966	Anchor Bancorp *	$ 21,973	$ 103,711
17,807	Hope Bancorp, Inc.	65,849	317,499
		87,822	421,210	0.81%
Conglomerate
5,255	Regency Affiliates, Inc. (a)	20,665	43,879
100	Steel Partners Holdings L.P. *	1,109	1,685
		21,774	45,564	0.09%
Energy
2,000	Civeo Corp. *	1,704	8,720
23,000	Diamond Offshore Drilling, Inc. *	342,190	479,780
190,999	Dorian LPG Ltd. *	1,401,810	1,459,232
92,960	Ensco Plc.	438,949	674,890
229,128	Era Group, Inc. *	2,274,390	2,967,208
232,212	Gulf Island Fabrication, Inc. *	1,663,599	2,089,908
207,254	Permian Basin Royalty Trust	1,559,638	1,933,680
177,512	San Juan Basin Royalty Trust	794,118	1,027,794
63,057	Seacor Marine Holdings, Inc. *	766,431	1,455,986
		9,242,829	12,097,198	23.24%
Financial Services
56,789	BKF Capital Group, Inc. (a) *	1,073,814	641,716
300,342	SWK Holdings Corp. *	2,624,174	3,003,420
		3,697,988	3,645,136	7.00%
Insurance
5,285	American National Insurance, Co.	612,759	632,033
1,600	Atlas Financial Holdings, Inc. *	18,176	14,000
44,272	EMC Insurance Group, Inc.	540,568	1,229,876
1,764,007	First Acceptance Corp. *	2,168,802	2,010,968
30,000	Genworth Financial, Inc. *	87,875	135,000
12,514	Hallmark Financial Services, Inc. *	74,913	124,890
11,863	Independence Holding Co.	50,576	394,445
37,648	Kansas City Life Insurance Co.	1,497,004	1,505,920
35,375	National Security Group, Inc.	281,745	572,368
6,100	Old Republic International Corp.	44,622	121,451
		5,377,040	6,740,951	12.95%

Power Equipment
24,100	Powell Industries, Inc.	556,980	839,403
733,017	Williams Industrial Services Group, Inc. *	1,249,558	2,250,362
		1,806,538	3,089,765	5.94%
Real Estate
18,707	Getty Realty Corp.	238,267	526,976
100	The St. Joe Co. *	1,858	1,795
		240,125	528,771	1.02%
Retail
851,500	Christopher & Banks Corp. *	992,338	800,410
90,954	Stage Stores, Inc.	182,719	219,199
12,000	The Buckle, Inc.	168,360	322,800
		1,343,417	1,342,409	2.58%

(a) Level 2 Security

* Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

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Schedule of Investments June 30, 2018 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

Security Services
67,721	Costar Technologies, Inc. *	$ 484,731	$ 623,033	1.20%

Steel Works, Blast Furnaces, & Rolling Mills
17,505	Friedman Industries, Inc.	79,875	141,791	0.27%

Technology
100	Interlink Electronics, Inc. *	571	325
100	Qualstar Corp. *	1,089	775
		1,660	1,100	0.00%

Total for Common Stock		$22,383,799	$28,676,928	55.10%

Closed-End & Exchange Traded Funds
25,659	Adams Natural Resources Fund, Inc.	429,745	515,489
79,411	ASA Gold and Precious Metals Ltd.	648,688	809,992
4,378	Barings Participation Investor	56,770	64,357
21,460	Central & Eastern Europe Fund, Inc. *	383,440	497,443
24,000	Sprott Gold Miners ETF *	456,507	462,242
13,800	Sprott Junior Gold Miners ETF *	410,448	401,718

Total for Closed-End & Exchange Traded Funds		$ 2,385,598	$ 2,751,241	5.29%

WARRANTS

Energy
9,414	Gulfmark Offshore, Inc. Class A *	18,035	20,899
13,355	Tidewater, Inc. Class A *	94,078	46,419
14,438	Tidewater, Inc. Class B *	84,269	39,704

Total for Warrants		$ 196,382	$ 107,022	0.21%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 1.19% **	1,000,000	1,000,000
19,890,620	First American Government Obligation Fund Class Z 1.15% **	19,890,620	19,890,620

Total for Short Term Investments		$20,890,620	$20,890,620	40.14%

	Total Investments	$45,856,399	$52,425,811	100.74%

	Liabilities in excess of other assets		(385,209)	(0.74)%

	Net Assets		$52,040,602	100.00%

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at June 30, 2018.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        8

BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2018 (Unaudited)

Assets:
Investment Securities at Market Value	$ 52,425,811
(Identified Cost $45,856,399)
Cash	1,000
Receivables:
Dividends and Interest	42,788
Portfolio Securities Sold	36,330
Prepaid Expenses	19,273
Total Assets	52,525,202
Liabilities:
Payable to Advisor	382,666
Portfolio Securities Purchased	14,103
Shareholder Redemptions	69,856
Accrued Expenses	17,975
Total Liabilities	484,600
Net Assets	$ 52,040,602

Net Assets Consist of:
Paid-In Capital	$ 44,127,054
Net Investment Loss	32,608
Accumulated Realized Loss on Investments	1,311,528
Unrealized Appreciation in Value of Investments Based on Identified Cost	6,569,412
Net Assets	$ 52,040,602
Net Asset Value and Redemption Price
Per Share ($52,040,602/3,323,468 shares outstanding), no par value, unlimited
shares authorized	$ 15.66

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2018 (Unaudited)

Investment Income:
Dividends	$ 248,087
Interest	171,260
Total Investment Income	419,347
Expenses:
Investment Advisor Fees (Note 3)	346,562
Transfer Agent & Fund Accounting Fees	23,307
Insurance Fees	8,827
Custodial Fees	7,240
Audit Fees	7,636
Registration Fees	5,553
Trustee Fees	4,959
Legal Fees	992
Miscellaneous Fees	2,232
Printing & Mailing Fees	1,240
Total Expenses	408,548
Advisory Fees Waived by Advisor	(21,809)
Net Expenses	386,739

Net Investment Income	32,608

Realized and Unrealized Loss on Investments:
Net Realized Gain on Investments	1,399,745
Capital Gain Distributions from Regulated Investment Companies	513
Change in Unrealized Appreciation on Investments	(1,364,542)
Net Realized and Unrealized Gain on Investments	35,716

Net Increase in Net Assets from Operations	$ 68,324

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        10

BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2018	12/31/2017
From Operations:
Net Investment Income (Loss)	$ 32,608	$ (44,975)
Net Realized Gain on Investments	1,399,745	601,722
Capital Gain Distributions from Regulated Investment Companies	513	18,568
Net Change In Unrealized Appreciation (Depreciation)	(1,364,542)	(815,963)
Net Increase (Decrease) in Net Assets from Operations	68,324	(240,648)

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	-	(1,793,373)
Total Distributions to Shareholders	-	(1,793,373)

From Capital Share Transactions:
Proceeds From Sale of Shares	897,935	4,509,001
Shares issued in Reinvestment of Dividends	-	1,686,213
Cost of Shares Redeemed (a)	(9,496,620)	(11,567,902)
Net Decrease from Shareholder Activity	(8,598,685)	(5,372,688)

Net Decrease in Net Assets	(8,530,361)	(7,406,709)

Net Assets at Beginning of Period	60,570,963	67,977,672
Net Assets at End of Period	$52,040,602	$60,570,963

Share Transactions:
Issued	56,257	287,837
Reinvested	-	110,138
Redeemed	(609,281)	(738,398)
Net decrease in shares	(553,024)	(340,423)
Shares outstanding beginning of Period	3,876,492	4,216,915
Shares outstanding end of Period	3,323,468	3,876,492

(a) Net of Redemption Fees of $758 for the six months ended June 30, 2018, and $1,588 for the year ended December 31, 2017.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the year:

	(Unaudited)
	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net Asset Value -
Beginning of Year	$ 15.63	$16.12	$14.79	$17.22	$17.43	$15.95
Net Investment Loss *	0.01	(0.01)	(0.09)	- (a)	(0.10)	(0.12)
Net Gains or Losses on Securities
(realized and unrealized)	0.02	(0.01)	2.53	(1.04)	0.93	2.75
Total from Investment Operations	0.03	(0.02)	2.44	(1.04)	0.83	2.63

Distributions from Capital Gains	-	(0.47)	(1.11)	(1.39)	(1.04)	(1.15)
	-	(0.47)	(1.11)	(1.39)	(1.04)	(1.15)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-	-

Net Asset Value -
End of Year	$ 15.66	$15.63	$16.12	$14.79	$17.22	$17.43

Total Return	0.19%(c)	(0.06)%	16.51%	(5.99)%	4.80%	16.62%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 52,041	$60,571	$67,978	$58,974	$64,672	$65,789

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.47%(b)	1.44%	1.45%	1.44%	1.44%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	0.04%(b)	(0.07)%	(0.56)%	(0.02)%	(0.57)%	(0.69)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.40%(b)	1.44%	1.45%	1.44%	1.44%	1.46%
Ratio of Net Income (Loss) to Average Net Assets	0.12%(b)	(0.07)%	(0.56)%	(0.02)%	(0.57)%	(0.71)%

Portfolio Turnover Rate	15.47%(c)	23.37%	43.04%	29.23%	20.94%	3.78%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

(b) Annualized.

(c) Not Annualized.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        12

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 1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2018:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 27,991,333	$ 685,595	-	$ 28,676,928
Closed-end & Exchange Traded Funds	2,751,241	-	-	2,751,241
Warrants	107,022	-	-	107,022
Money Market Funds	20,890,620	-	-	20,890,620
Investments at Market	$ 51,740,216	$ 685,595	-	$ 52,425,811

(a) See Schedule of Investments for industry breakout.

PINNACLE VALUE FUND                                                                                                                                        13

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There were no transfers between levels at period end.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2018. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2018, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2018 the Fund held approximately 40% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of June 30, 2018 the Fund had approximately 38% of its assets in First American Government Obligation Fund - Class Z. The investment in this fund is approximately 0.1% of the fund’s net assets which was approximately $36.0 billion dollars at June 30, 2018. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2018 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2018 and year ended December 31, 2017, $758 and $1,588, of early redemption fees, respectively, were returned to the Fund through shareholder redemptions.

PINNACLE VALUE FUND                                                                                                                                        14

BERTOLET CAPITAL TRUST

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2018, Adviser earned $346,562 in fees which is paid yearly.  For the six months ended June 30, 2018, the Adviser waived $21,809 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2019.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser had no recoupment in 2017 and $0 available for recoupment at December 31, 2017.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2018, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $4,882,000 and $5,742,800, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2016.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

No distributions were paid for the six months ended June 30, 2018.

For the year ended December 31, 2017 the Fund paid a long-term capital gain distribution of $0.301 per share, and a short-term capital gain distribution of $0.170.

The tax nature of distributions paid during the six months ended June 30, 2018, and the year ended December 31, 2017:

	2018	2017
Ordinary Income	$ 0	$ 652,094
Long Term Capital Gain	$ 0	$ 1,141,279

At December 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 53,428,332

Gross tax unrealized appreciation	$ 9,182,346
Gross tax unrealized depreciation	(1,252,171)
Net tax unrealized appreciation	7,930,175
Undistributed ordinary income	60,321
Accumulated capital and other losses - net	(145,272)
Total Distributable Earnings	$ 7,845,224

As of December 31, 2017, the Fund had $145,272 of post-October losses, which are deferred until year 2018 for tax purposes.  Income losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (63)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (85)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (62)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (53)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

PINNACLE VALUE FUND                                                                                                                                        16

BERTOLET CAPITAL TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2018. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s 2018 performance was below the peer group and below the R2000. For the most recent 10 year period, Fund performance was worse than the peer group average and worse than the R2000. The Board noted the Fund’s 10 yr. Sharpe ratio was better than the peer group average indicating a lower risk/volatility profile.  The Board concluded that the Fund’s long term risk/cash adjusted performance was acceptable given the high cash levels maintained..

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted that the Fund’s expense ratio was slightly higher than the peer group’s average due to the Fund’s smaller asset base and that Adviser continues to cap expenses at 1.49% of average net assets. The Board compared the advisory fee charged to the Fund with the advisory fee charged by the peer group which it deemed reasonable given the many administrative, compliance and other services provided to the Fund. Based on these factors and the labor intensive nature of small/micro-cap research, the Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2017 financial statement and concluded that Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

PINNACLE VALUE FUND                                                                                                                                        17

BERTOLET CAPITAL TRUST

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2018	June 30, 2018	January 1, 2018 to June 30, 2018

Actual	$1,000.00	$1,002.56	$6.95
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.00

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED JUNE 30, 2018

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	4.27%	1.94%	4.59%	5.94%
Russell 2000 Index	17.57%	10.97%	12.47%	10.60%

Chart assumes an initial investment of $10,000 made on 7/1/2008.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Pinnacle Value Fund $17,805
Russell 2000 Index $27,388
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
7/1/2008
12/31/2008
6/30/2009
12/31/2009
6/30/2010
12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL REPORT

JUNE 30, 2018

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Previously filed.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 29, 2018